THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002


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PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
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The following information replaces the section under "Portfolio Management" on pages 51 - 52 of the prospectus:

[diamond] The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

          HERBERT W. GULLQUIST, Managing Director and Chief Investment Officer of Lazard. Vice Chairman of Lazard Freres & Co., LLC since 1997. Mr. Gullquist has 39 years of investment experience and joined Lazard in 1982. He has a B.A. from Northwestern University.

          JOHN R. REINSBERG, Managing Director, Portfolio Manager. Mr. Reinsberg has 19 years of investment experience and joined Lazard in 1992. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. Mr. Reinsberg has an M.B.A. from Columbia University and a B.A. from the University of Pennsylvania. He speaks English, German, French and Spanish.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
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The following information replaces the section under "Portfolio Management" on pages 55 - 56 of the prospectus:

[diamond] The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

          HERBERT W. GULLQUIST, Managing Director and Chief Investment Officer of Lazard. Vice Chairman of Lazard Freres & Co., LLC since 1997. Mr. Gullquist has 39 years of investment experience and joined Lazard in 1982. He has a B.A. from Northwestern University.

          ANDREW D. LACEY, Director, Portfolio Manager. Mr. Lacey has 6 years of investment experience. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his M.B.A. from Columbia University. He also has a B.A. from Wesleyan University. Mr. Lacey speaks Portuguese.

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The following information replaces the fourth paragraph under "Phoenix Variable Advisors, Inc." on page 102 of the prospectus:

The Fund and PVA have received an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Accounts of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.



Dated: August 16, 2002         Please keep this supplement for future reference.



TF791

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
101 Munson Street                                      MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                            PO Box 8027
                                                           Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 9, 2002

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund") dated August 9, 2002 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling Variable Products Operations ("VPO") at 800/541-0171 or by writing to VPMO at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.


                       TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

    The Fund .............................................................    2

    Permitted Investments and Risk Factors ...............................    2

    Additional Investment Policies of Certain Series......................   21

    Investment Restrictions...............................................   26

    Portfolio Turnover....................................................   27

    Management of the Fund ...............................................   28


    The Investment Advisors and Subadvisors...............................   33

    Custodian ............................................................   40

    Foreign Custodian ....................................................   41

    Independent Accountants ..............................................   41

    Financial Agent.......................................................   41

    Code of Ethics........................................................   41

    Brokerage Allocation .................................................   41

    Determination of Net Asset Value .....................................   42

    Investing in the Fund ................................................   43

    Redemption of Shares .................................................   43

    Taxes ................................................................   43

    Disclaimer............................................................   44

    Financial Statements .................................................   45

    Appendix..............................................................   46

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering 37 series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series, and Phoenix-Van Kampen Focus Equity Series. Shares in each series of the Fund are available to the following insurance company separate accounts:


[diamond]   The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on
            June 21, 1982;

[diamond]   The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

[diamond]   The PHL Variable Accumulation Account, a separate account of PHL
            Variable Insurance Company ("PHL Variable") established on
            December 7, 1994;

[diamond]   The PHL Variable Universal Life Account, a separate account of PHL
            Variable established on September 10, 1998;

[diamond]   The Phoenix Life and Annuity Variable Universal Life Account, a
            separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own all of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
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    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S.

securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Except for the Phoenix-Van Kampen Focus Equity, Phoenix-Deutsche Dow 30, and Phoenix-Deutsche Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest up to 25% of its total net asset value in foreign securities unless otherwise stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

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SERIES                                          % LIMITS
-----------------------------------------------------------
Phoenix-Aberdeen International                     100%
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Phoenix-Aberdeen New Asia                          100%
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Phoenix-Alliance/Bernstein Growth + Value           15%
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Phoenix-Engemann Small & Mid-Cap Growth             50%
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Phoenix-Hollister Value Equity                      30%
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Phoenix-Janus Flexible Income                      100%
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Phoenix-Janus Growth                               100%
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Phoenix-Lazard International Equity Select         100%
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Phoenix-Lord Abbett Bond-Debenture                  20%*
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Phoenix-Lord Abbett Large-Cap Value                 10%*
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Phoenix-Lord Abbett Mid-Cap Value                   10%*
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Phoenix-MFS Investors Growth                        35%
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Phoenix-MFS Investors Trust                         20%
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Phoenix-MFS Value                                   35%
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Phoenix-Oakhurst Growth and Income                  20%
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Phoenix-Sanford Bernstein Global Value             100%
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Phoenix-Sanford Bernstein Mid-Cap Value             20%
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Phoenix-Seneca Mid-Cap Growth                       20%
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Phoenix-Seneca Strategic Theme                      35%
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Phoenix-State Street Research Small-Cap             35%
Growth
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    *The subadvisor for these series does not consider ADRs and securities of companies domiciled outside the U.S., but whose principal trading market is in the U.S. to be "foreign securities." This may have the indirect effect of increasing the series' exposure to these types of securities.


    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

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SERIES                                       % LIMITS
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Phoenix-Aberdeen International                    20%
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Phoenix-Engemann Small & Mid-Cap Growth            5%
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Phoenix-Goodwin Multi-Sector Fixed Income         50%
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Phoenix-Janus Flexible Income                    100%
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Phoenix-Janus Growth                              35%
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Phoenix-Lord Abbett Bond-Debenture                80%
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Phoenix-MFS Value                                 20%
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Phoenix-Oakhurst Strategic Allocation              5%
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Phoenix-Seneca Mid-Cap Growth                      5%
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Phoenix-Van Kampen Focus Equity                    5%
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    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
    The Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Hollister Value Equity, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme and Phoenix-Van Kampen Focus Equity Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Hollister Value Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap and the Phoenix-Van Kampen Focus Equity Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-AIM Mid-Cap Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap and Phoenix-Van Kampen Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage The Phoenix-Hollister Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Oakhurst Growth and Income, Phoenix-Sanford Bernstein Global Value, and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts
                                       11
payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series, other than the Phoenix-Van Kampen Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Van Kampen Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities. The Phoenix-Lord Abbett Bond-Debenture, may invest up to 10% of its net assets in illiquid securities. The Phoenix-Lord Abbett Large-Cap Value Series may invest up to 5% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond]  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will segregate with custodian liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
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    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-ABERDEEN NEW ASIA SERIES
    The Phoenix-Aberdeen New Asia Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-AIM MID-CAP EQUITY SERIES
    To the extent that the Phoenix-AIM Mid-Cap Equity Series enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the series, after taking into account unrealized profits and unrealized losses on contracts it has entered into. This does not limit the percentage of the series assets at risk to 5%.

    The series will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the series' total assets. The series will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the series' total assets.

    The series does not currently intend to invest in inverse floating rate obligations, PIK bonds, private placements, privatizations, reset options, variable or floating rate securities, or "yield curve" options. The series does not invest in speculative bonds. The series also will not lend portfolio securities with a value of more than 33% of its assets. The series will not invest more than 25% of its net assets in REITS.

    The series may participate in the initial public offering ("IPO") market, and a portion of the series' returns could be attributable to its investments in IPOs, which would have a magnified impact due to the series' small asset base. As the series' assets grow, it is probable that the effect of the series' investment in IPOs on its total returns will decline, which may reduce the series' total returns.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
    The Phoenix-Alliance/Bernstein Growth + Value Series will not lend portfolio securities with a value of more than 30% of its assets. The series will not invest more than 25% of its net assets in REITS.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

PHOENIX-ENGEMANN SMALL & Mid-Cap Growth Series

    The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
    The Phoenix-Engemann Small & Mid-Cap Growth may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The series may also invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-HOLLISTER VALUE EQUITY SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 325 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond] Research: The subadvisors of the series -- more than 20 domestic equity analysts, each an industry specialist with an average of over 12 years experience, follow over 650 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond] Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond] Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

    Characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-JANUS FLEXIBLE INCOME SERIES
    The Phoenix-Janus Flexible Income Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS GROWTH SERIES
    The Phoenix-Janus Growth Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
    Equity securities of small-cap companies in which the series may invest generally have one or more of the following characteristics:

[diamond] the potential to become a larger factor in the company's business sector

[diamond] significant debt but high levels of free cash flow

[diamond] a relatively short corporate history with the expectation that the business may grow

    The series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
    The Phoenix-Lazard U.S. Multi-Cap Series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
    The Phoenix-MFS Investors Growth Stock Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, short sales against the box, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS INVESTORS TRUST SERIES
    The Phoenix-MFS Investors Trust Series does not invest in Brady bonds, corporate asset-backed securities, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, mortgage-backed securities, options, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements or "yield curve" options. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS VALUE SERIES
    The Phoenix-MFS Value Series does not invest in inverse floating rate obligations, reverse repurchase agreements, or short sales against the box. The series will not lend portfolio securities with a value of more than 30% of its assets.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
    The Phoenix-Oakhurst Growth and Income Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond] STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond] BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

          o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

          o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

          o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond] MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          o those money market instruments described in this Statement of Additional Information; and

          o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
    The Phoenix-Sanford Bernstein Global Value Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-SENECA STRATEGIC THEME SERIES
    The Phoenix-Seneca Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix-Seneca Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
    The Phoenix-Van Kampen Focus Equity Series may enter into financial futures contracts for non-hedging purposes to further the series' investment objective and enhance returns. The series, however, will not use financial futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the series' investment policies. The Phoenix-Van Kampen Focus Equity Series also may hedge its foreign currency exchange rate risk by engaging in currency forwards or financial futures and options transactions.

    A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily and held in a segregated account with the custodian bank for the series in an amount sufficient to cover the cost of purchasing the obligation.

    The Phoenix-Van Kampen Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

    The Phoenix-Van Kampen Focus Equity Series may use structured notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P
500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

    Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

INVESTMENT RESTRICTIONS
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    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

 (1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

      This restriction does not apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Duff & Phelps Real Estate Securities or Phoenix-Van Kampen Focus Equity Series.

(2) A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Deutsche Dow 30 or Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Van Kampen Focus Equity Series.

      In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation

Series may invest more than 25% of their assets in the banking industry.

(3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

(5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

(6)   A series may not purchase or sell real estate, except that a series may
      (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
      (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

(7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

(8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
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    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value, Phoenix-Lord Abbett Mid-Cap Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, Phoenix-MFS Value, Phoenix-State Street Research Long Duration, and Phoenix-State Street Research Small-Cap Growth Series are for less than a full year.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND            LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED               DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Frank M. Ellmer, CPA                 Since 1999     Retired                                        36        None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
(4/11/40)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                       Since 1999     Retired                                        36        None
497 Hensler Lane
Oradell, NJ 07649
(2/5/34)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                  Since 2000     Retired                                        36        Chairman, Board of
37 Stonegate Drive                                                                                           Trustees at The
Wethersfield, CT 06109                                                                                       University of
(5/14/43)                                                                                                    Connecticut
Trustee                                                                                                      (1997-present).
                                                                                                             Director, USAllianz
                                                                                                             Variable
                                                                                                             Insurance Product
                                                                                                             Trust, 23 funds
                                                                                                             (1999-present).

------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                     Since 1999     Self-employed                                  36        Director, Peoples'
35 Saddle Ridge Drive                                                                                        Bank
Bloomfield, CT 06002                                                                                         (1995-present)
(2/1/38)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                   Since 2000     Retired; previously Managing Director,         36        Director,
312 Greenley Road                                   Saugatuck Associates, Inc. (1999-2000);                  Barnes Group, Inc.
New Canaan, CT 06840                                Vice Chairman, (1997-1998),                              (1997-present).
(6/19/37)                                           President/Chief Operating Officer
Trustee                                             (1992-1997), Handy & Harman, Trenwick
                                                    Group, LTD (1999-2001)

------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                       Since 1999     Principal/Attorney, Cummings & Lockwood,       36        None
Cummings & Lockwood                                 LLC (1996-present)
Cityplace I
Hartford, CT  06103
(7/28/50)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Timothy P. Shriver                   Since 1999     President and Chief Executive Officer,         36        None
Special Olympics, Inc.                              Special Olympics, Inc. (1996-present)
1325 G Street, N.W. #500
Washington, D.C. 20005
(8/29/59)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Simon Y. Tan*                        Since 1999     Various positions, including Executive         36        Director,
One American Row                                    Vice President, Phoenix Life Insurance                   Phoenix-Aberdeen
Hartford, CT 06102                                  Company (1982-present)                                   International
(2/17/52)                                                                                                    Advisors, LLC.
President                                                                                                    Director and President
                                                                                                             (1999-present) Phoenix
                                                                                                             Variable Advisors,
                                                                                                             Inc.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND            LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED               DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Michael J. Gilotti*                  Since 2002     Executive Vice President, The Phoenix          36        N/A
One American Row                                    Edge Series Fund (1999-present), Senior
Hartford, CT 06102                                  Vice President, Phoenix Life Insurance
(05/25/47)                                          Company (1999-present); Director
Executive Vice President                            (2000-present), Phoenix Variable
                                                    Advisors, Inc; Vice President, Bank and
                                                    Broker/Dealer Markets, Aetna Retirement
                                                    Services (1994-1999)

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Nancy G. Curtiss                     Since 1994     Vice President, Treasurer and Principal        N/A        N/A
56 Prospect Street                                  Accounting Officer, The Phoenix Edge
Hartford, CT  06115                                 Series Fund(1994-present), Phoenix Funds
(1994-present), Phoenix Duff & Phelps               Institutional Mutual Funds (1996-present),
(11/24/52)                                          Phoenix-Aberdeen Series Fund (1996-present)
Vice President, Treasurer and                       and Phoenix-Seneca Funds (2000-present).
Principal Accounting Officer                        Vice President and Treasurer
                                                    (1994-present), Phoenix Equity Planning
                                                    Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth                     Since 2001     Vice President, Secretary and Counsel,         N/A        N/A
One American Row                                    The Phoenix Edge Series Fund. Vice
Hartford, CT 06102                                  President and Insurance and Investment
(11/14/58)                                          Products Counsel. Phoenix Life
Vice President,                                     Insurance Company (1993-present).
Secretary and Counsel

------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                     Since 1999     Director, Product and Market Development,      N/A        N/A
One American Row                                    Phoenix Life Insurance Company
Hartford, CT 06102                                  (1980-present)
(2/21/56)
Vice President and
Compliance Officer

------------------------------------------------------------------------------------------------------------------------------------


* The individuals listed above are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2002, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times in 2001.

    NOMINATING COMMITTEE. The Board has a Nominating Committee that selects and nominates new candidates for election as non-interested Trustees. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. John A. Fabian, Eunice S. Groark, Frank E. Grzelecki and Timothy
P. Shriver comprise the Nominating Committee. The Nominating Committee did not meet in 2001.

    EXECUTIVE COMMITTEE. Eunice S. Groark, John R. Mallin and Frank M. Ellmer serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. The Executive Committee met once in 2001.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended. Committee members receive an additional fee of $2,000 for each committee meeting attended. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the

Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2001:

----------------------------------------------------------------
NAME                                AGGREGATE COMPENSATION
                                           FROM FUND
----------------------------------------------------------------
Frank M. Ellmer                             $30,000
----------------------------------------------------------------
John A. Fabian                              $28,000
----------------------------------------------------------------
Roger A. Gelfenbien                         $28,000
----------------------------------------------------------------
Eunice S. Groark                            $22,000
----------------------------------------------------------------
Frank E. Grzelecki                          $20,000
----------------------------------------------------------------
John R. Mallin                              $30,000
----------------------------------------------------------------
Timothy P. Shriver                          $16,000
----------------------------------------------------------------
Simon Y. Tan                                  None
----------------------------------------------------------------
Dona D. Young                                 None
----------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities by each Trustee as of December 31, 2001.

------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE
                                                 OF TRUSTEE
                         DOLLAR RANGE OF       OWNERSHIP IN ALL
                       EQUITY SECURITIES    SERIES OVERSEEN BY
                          IN A SERIES      TRUSTEE IN FAMILY OF
NAME OF TRUSTEE           OF THE FUND     INVESTMENT COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                 None
------------------------------------------------------------------
John A. Fabian                None                 None
------------------------------------------------------------------
Roger A. Gelfenbien           None                 None
------------------------------------------------------------------
Eunice S. Groark              None                 None
------------------------------------------------------------------
Frank E. Grzelecki            None                 None
------------------------------------------------------------------
John R. Mallin                None                 None
------------------------------------------------------------------
Timothy P. Shriver      $50,000-100,000      $50,000-100,000
------------------------------------------------------------------
Simon Y. Tan                  None                 None
------------------------------------------------------------------
Dona D. Young                 None                 None
------------------------------------------------------------------

(1)For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

    At December 31, 2001, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These new requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under the Phoenix Home Life Employee Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Duff & Phelps Investment Management Company ("DPIM"), Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $755,259. DPIM is the investment advisor to the Phoenix-Duff & Phelps Real Estate Series. PXP is the direct or indirect parent of DPIM and of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors other than DPIM. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are co-investors, among several other investors, in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship. Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitle the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner. Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing member. As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution in approximately ten years. Following Mr. Grzelecki's resignation as a managing member of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul M. Chute, Managing Director, Phoenix Investment Counsel, Inc., serve as members of Saugatuck Capital's Advisory Board, a non-governing board of approximately 12 members. Board members receive $3,000 for each of the four meetings held annually.

    Mr. Shriver is President and Chief Executive Officer of Special Olympics, Inc. ("Special Olympics"), a non-profit organization that sponsors an international program of year-round sports training and athletic competition for more than one million children and adults with mental retardation. Phoenix is a corporate supporter of the Special Olympics. In each of the last two completed calendar years, Phoenix provided printing services to Special Olympics valued at $498,799.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
    The Board of Trustees is ultimately responsible for overseeing the performance of the Fund's investment advisors and subadvisors and determining whether to approve and renew the Fund's investment advisory arrangements. At its meeting on August 28, 2001, the Board approved advisory agreements for the following newly created Series: Phoenix-AIM Mid-Cap Equity Series; Phoenix-Alliance/Bernstein Growth + Value Series; Phoenix-MFS Investors Growth Stock Series; Phoenix-MFS Investors Trust Series; and, the Phoenix-MFS Value Series. At its meeting on November 13, 2001, the Board approved the renewal of all other advisory agreements for the Fund. In each instance, the Board considered the following primary factors:

o The nature and quality of the services that have been, and will be, provided to each Series as described in the advisory and subadvisory agreements and in the other materials provided by each of the advisors and subadvisors to the Fund. These materials also included, without limitation, a description of the qualifications, including credentials and experience of officers of each advisor/subadvisor and a brief description of how each advisors/subadvisor seeks to attract and retain high caliber professionals. The Trustees were also presented with information comparing Series' performance against appropriate benchmarks; the amount of brokerage commissions paid and allocated to affiliated brokers (together with the use of soft dollars by each applicable advisor/subadvisor); each advisor/subadvisor's record of compliance with Series' investment restrictions and their own code of ethics; and the nature of any other relevant services.

o The fees charged by each advisor and subadvisor together with a comparison of such fees against an appropriate benchmark. This cost analysis also included materials relating to indirect costs and other fees collected by these entities or their affiliates based on their association with the Fund.

o The profitability attributable to serving as an advisor/subadvisor to the Fund. The responses to this item also addressed how offering the Fund as an investment option for their variable life insurance and annuity contracts financially impacts Phoenix and affiliated insurance companies.

o Economies of scale that could be used to reduce expenses were also considered. Specifically, consideration was given to the scope of expense reimbursements offered by advisors and the availability of any fee breakpoints.

    Reports from each advisor and subadvisor that addressed each of these specific factors were supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

    The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.


    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares of both of the series. The following table shows the percentage ownership of each series held by each separate or general account as of August 1, 2002.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Phoenix Life
                                                     Phoenix Life     Phoenix Life                                     & Annuity
                                                       Variable         Variable       PHL Variable    PHL Variable    Variable
                                                     Accumulation      Universal       Accumulation   Universal Life   Universal
          Series                                       Account        Life Account       Account         Account      Life Account
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                           33.3%           41.7%            25.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                29.2%           28.0%            42.5%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                               12.3%           68.6%            19.2%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                 5.2%           58.5%            36.3%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                                  19.8%           33.5%            46.4%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                     24.5%           37.6%            37.5%            0.0%           0.4%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             23.1%           29.6%            47.2%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                          29.9%           49.0%            21.1%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                  20.4%           81.2%            -1.7%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                   15.3%           36.0%            48.6%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                              6.1%           52.7%            41.1%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                35.2%           29.4%            34.2%            0.0%           1.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                           24.7%           36.9%            38.3%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index              28.1%           23.9%            47.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                            34.7%           27.2%            38.0%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                     99.5%            0.5%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                             14.8%           20.4%            63.7%            0.0%           1.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                    22.3%           23.3%            53.8%            0.0%           0.7%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                            0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                             0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                        0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                       0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                         0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                       18.6%           63.4%            18.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                               8.5%           77.9%            13.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                        19.2%           37.2%            43.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                         21.2%           23.9%            54.9%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                    17.1%           57.7%            25.2%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                    9.3%           64.1%            26.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                  27.5%           27.1%            45.1%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity         19.1%           27.5%            52.2%            0.0%           1.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                            26.1%           25.9%            47.2%            0.0%           0.7%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                           24.5%           32.5%            42.8%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth            0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity                           0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------


    PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly owned subsidiaries of The Phoenix Companies, Inc. No shares are held by any advisor or subadvisor of the Fund.

THE INVESTMENT ADVISORS AND SUBADVISORS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Duff & Phelps Investment Management Co., and Phoenix-Aberdeen International Advisors, LLC (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

o        Phoenix-Aberdeen International Series
o        Phoenix-Engemann Capital Growth Series
o        Phoenix-Engemann Small & Mid-Cap Growth Series
o        Phoenix-Goodwin Money Market Series
o        Phoenix-Goodwin Multi-Sector Fixed Income Series
o        Phoenix-Hollister Value Equity Series
o        Phoenix-Kayne Large-Cap Core Series
o        Phoenix-Kayne Small-Cap Quality Value Series
o        Phoenix-Oakhurst Growth and Income Series
o        Phoenix-Oakhurst Strategic Allocation Series
o        Phoenix-Seneca Mid-Cap Growth Series
o        Phoenix-Seneca Strategic Theme Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.


---------------------------------------------------------------
                       RATE FOR       RATE FOR       RATE FOR
                         FIRST         NEXT         EXCESS OVER
SERIES               $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
Phoenix-Aberdeen
International            .75%           .70%           .65%
---------------------------------------------------------------
Phoenix-Engemann
Capital Growth           .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Goodwin
Money Market             .40%           .35%           .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                   .50%           .45%           .40%
---------------------------------------------------------------
Phoenix-Hollister
Value Equity             .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Growth and Income        .70%           .65%           .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Strategic Allocation     .60%           .55%           .50%
---------------------------------------------------------------
Phoenix-Seneca
Strategic Theme          .75%           .70%           .65%
---------------------------------------------------------------

---------------------------------------------------------------
SERIES                                                 RATE
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                .90%
---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                           .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                  .90%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          .80%
---------------------------------------------------------------

    PIC has been an investment advisor for over sixty years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. PIC also is a subadvisor to the Phoenix-Aberdeen New Asia Series. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2001, PIC had approximately $23.8 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o        Phoenix-AIM Mid-Cap Equity Series
o        Phoenix-Alliance/Bernstein Growth + Value Series
o        Phoenix-Deutsche Dow 30 Series

o        Phoenix-Deutsche NASDAQ-100 Index(R) Series
o        Phoenix-Federated U.S. Government Bond Series
o        Phoenix-J.P. Morgan Research Enhanced Index Series
o        Phoenix-Janus Flexible Income Series
o        Phoenix-Janus Growth Series
o        Phoenix-Lazard International Equity Select Series
o        Phoenix-Lazard Small-Cap Value Series
o        Phoenix-Lazard U.S. Multi-Cap Series
o        Phoenix-Lord Abbett Bond-Debenture Series
o        Phoenix-Lord Abbett Large-Cap Value Series
o        Phoenix-Lord Abbett Mid-Cap Value Series
o        Phoenix-MFS Investors Growth Stock Series
o        Phoenix-MFS Investors Trust Series
o        Phoenix-MFS Value Series
o        Phoenix-Sanford Bernstein Global Value Series
o        Phoenix-Sanford Bernstein Mid-Cap Value Series
o        Phoenix-Sanford Bernstein Small-Cap Value Series
o        Phoenix-State Street Research Small-Cap Growth Series
o        Phoenix-Van Kampen Focus Equity Series

    The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below.

--------------------------------------------------------------
SERIES                                                 RATE
--------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                             .85%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value              .85%
--------------------------------------------------------------
Phoenix-Deutsche Dow 30                                .35%
--------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                   .35%
--------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                 .60%
--------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index            .45%
--------------------------------------------------------------
Phoenix-Janus Flexible Income                          .80%
--------------------------------------------------------------
Phoenix-Janus Growth                                   .85%
--------------------------------------------------------------
Phoenix-Lazard International Equity Select             .90%
--------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                         .90%
--------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                          .80%
--------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                     .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                    .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                      .85%
--------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                     .75%
--------------------------------------------------------------
Phoenix-MFS Investors Trust                            .75%
--------------------------------------------------------------
Phoenix-MFS Value                                      .75%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                 .90%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value               1.05%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value             1.05%
--------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth         .85%
--------------------------------------------------------------
Phoenix-Van Kampen Focus Equity                        .85%
--------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, an indirect, wholly owned subsidiary of Phoenix, was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. This remains PVA's sole business activity. As of December 31, 2001, PVA has approximately $365.6 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

    The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-----------------------------------------------------------------------
                       RATE FOR          RATE FOR        RATE FOR
                         FIRST             NEXT         EXCESS OVER
SERIES              $1,000,000,000   $1,000,000,000   $2,000,000,000
-----------------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate        .75%             .70%             .65%
Securities
-----------------------------------------------------------------------

     DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. As of December 31, 2001, DPIM had approximately $6.9 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the Phoenix-Aberdeen New Asia Series.

    The Fund pays PAIA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of the series, as described in the table below.

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                           1.00%
--------------------------------------------------------------


    PAIA also serves as an investment advisor to other funds. PAIA is a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of December 31, 2001, PAIA had approximately $42.9 million in assets under management. PAIA's offices are located at One American Row, Hartford, Connecticut 06115.


EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time thereafter.

---------------------------------------------------------------
                                           MAXIMUM OPERATING
SERIES                                           EXPENSE
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------

Phoenix-Aberdeen New Asia                           .35%
---------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                          .25%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value           .25%
---------------------------------------------------------------
Phoenix-Deutsche Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index                   .25%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities
---------------------------------------------------------------
Phoenix-Engemann Capital Growth                     .25%
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth             .35%
---------------------------------------------------------------
Phoenix-Federated U.S. Government Bond              .35%
---------------------------------------------------------------
Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Hollister Value Equity                      .25%
---------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index         .20%
---------------------------------------------------------------
Phoenix-Janus Flexible Income                       .25%
---------------------------------------------------------------
Phoenix-Janus Growth                                .25%

---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                        .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Value                       .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                      .15%
---------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                       .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                  .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                 .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                   .15%
---------------------------------------------------------------

Phoenix-MFS Investors Growth Stock                  .25%
---------------------------------------------------------------
Phoenix-MFS Investors Trust                         .25%
---------------------------------------------------------------
Phoenix-MFS Value                                   .25%
---------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                    .25%
---------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation               .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value              .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                       .35%
---------------------------------------------------------------
Phoenix-Seneca Strategic Theme                      .35%

---------------------------------------------------------------
Phoenix-State Street Research Small-Cap             .15%
Growth
---------------------------------------------------------------

Phoenix-Van Kampen Focus Equity                     .25%

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                     DECEMBER 31,
         ADVISORS             2001        2000       1999
--------------------------------------------------------------
  Duff & Phelps            $   279,136 $   222,041 $   224,670
  Investment Management
  Company
--------------------------------------------------------------
  Phoenix-Aberdeen         $    38,392 $    48,551 $    39,395
  International Advisors,
  LLC
--------------------------------------------------------------

  Phoenix Investment       $15,567,938 $21,356,000 $19,654,852
  Counsel, Inc.
--------------------------------------------------------------
  Phoenix Variable         $   816,631 $   626,860 $    28,115
  Advisors, LLC
--------------------------------------------------------------

THE SUBADVISORS
    PIC, PVA and PAIA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

ABERDEEN FUND MANAGERS, INC.
    PAIA has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen New Asia Series. PAIA has also engaged PIC to implement domestic cash management for this series. Aberdeen provides all other day-to-day investment operations for the series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to the series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                                RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                             .40%
--------------------------------------------------------------

    PIC has engaged Aberdeen as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                         RATE      BREAKPOINT ASSETS
--------------------------------------------------------------
                              .375%      On first $250 million
                           -----------------------------------
Phoenix-Aberdeen              .350%      On next $250 million
International              -----------------------------------
                              .325%      On excess
--------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen. Aberdeen and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the Phoenix-Aberdeen New Asia Series. Aberdeen Asset Management Asia Limited executes Far East portfolio management on behalf of Aberdeen.

    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2001, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $53 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and AIM Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Mid-Cap Equity Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                             RATE
-------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                         0.50%
-------------------------------------------------------------

    AIM is an indirect, wholly owned subsidiary of AIM Management Group Inc. AIM Management Group Inc. advises approximately 150 mutual funds and separate accounts which total approximately $158 billion in assets as of December 31, 2001. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

ALLIANCE CAPITAL MANAGEMENT L.P.
    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Growth + Value Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                             RATE
-------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value          0.50%
-------------------------------------------------------------

    After December 31, 2002, the monthly fee payable to Alliance will be based on an annual percentage of the average daily net assets of the series as indicated in the following table:

----------------------------------
   RATE      BREAKPOINT ASSETS
----------------------------------
   0.90%     On first $20 million
----------------------------------
   0.75%     On next $20 million
----------------------------------
   0.60%     On next $20 million
----------------------------------
   0.40%     On next $40 million
----------------------------------
   0.30%     On excess
----------------------------------

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
                                  .65%   On first $25 million
                                ------------------------------
                                  .50%   On next $25 million
Phoenix-Sanford Bernstein       ------------------------------
Global Value                      .45%   On next $25 million
                                ------------------------------
                                  .40%   On next $100 million
                                ------------------------------
                                  .30%   On excess
--------------------------------------------------------------


--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
Phoenix-Sanford Bernstein         .80%   On first $25 million
Mid-Cap Value                   ------------------------------
                                  .60%   On excess
--------------------------------------------------------------

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
Phoenix-Sanford Bernstein       1.00%(1) On first $10 million
Small-Cap Value                 ------------------------------
                                 .875%   On next $10 million
                                ------------------------------
                                  .75%   On excess
--------------------------------------------------------------

(1)The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small Cap Value Series is 0.80% of average daily net assets.

    Alliance is a leading international investment advisor supervising client accounts with assets as of December 31, 2001 totaling approximately $455 billion. The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

DEUTSCHE ASSET MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Deutsche Trust Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each series) based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                              RATE
--------------------------------------------------------------
Phoenix-Deutsche Dow 30                             .10%
--------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                .10%
--------------------------------------------------------------

    DAMI, a Delaware banking corporation, is a wholly owned, indirect subsidiary of Deutsche Bank AG, and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from Bankers Trust Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. As of December 31, 2001, DAMI had $96.4 billion in assets under management globally; and in the U.S., DAMI is responsible for over $96 billion in client assets. DAMI's principal offices are located at 280 Park Avenue, New York, New York 10017.

ROGER ENGEMANN & ASSOCIATES, INC.
    Pursuant to subadvisory agreements between PIC and Engemann with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .10%    On first $3 billion
Phoenix-Engemann Capital Growth  -------------------------------
                                    .30%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                .45%
-----------------------------------------------------------------

    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2001, Engemann had approximately $5 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

FEDERATED INVESTMENT MANAGEMENT COMPANY
    Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Federated U.S. Government Bond Series. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .30%     On first $25 million
                                 --------------------------------
Phoenix-Federated U.S.              .25%     On next $25 million
Government Bond                  --------------------------------
                                    .20%     On next $50 million
                                 --------------------------------
                                 negotiable  On excess
-----------------------------------------------------------------

    Federated, a Delaware business trust, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $179.7 billion in assets as of December 31, 2001. Federated's principal offices are located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between the Fund, PVA and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-J.P. Morgan Research Enhanced Index Series. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-J.P. Morgan Research        .25%    On first $100 million
Enhanced Index                  ---------------------------------
                                    .20%    On excess
-----------------------------------------------------------------

    J.P. Morgan, founded in 1984, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. As of December 31, 2001, J.P. Morgan and it affiliates had over

$600 billion in assets under management. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036.

JANUS CAPITAL MANAGEMENT LLC (FORMERLY JANUS CAPITAL CORPORATION)
    Pursuant to a subadvisory agreement between PVA and Janus Capital Management LLC ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of the series (calculated separately, not in the aggregate) as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .55%    On first $100 million
Phoenix-Janus Flexible Income   ---------------------------------
Phoenix-Janus Growth                .50%    On next $400 million
                                ---------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

    Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. Stilwell Financial, Inc. ("Stilwell"), through its wholly owned subsidiary Janus Capital Management LLC, owns approximately 92% of the outstanding membership interests stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus had approximately $182.5 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Large-Cap Core and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .30%    On first $800 million
Phoenix-Kayne Large-Cap Core    --------------------------------
                                    .25%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .50%    On first $200 million
Phoenix-Kayne Small-Cap Quality
Value                           --------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

    Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of March 31, 2002, Kayne had approximately $9.0 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

LAZARD ASSET MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard International        .45%    On first $500 million
Equity Select                   ---------------------------------
                                    .40%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value      .55%    On first $250 million
                                ---------------------------------
                                    .50%    On next $250 million
-----------------------------------------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .38%    On first $250 million
Phoenix-Lazard U.S. Multi-Cap   ---------------------------------
                                    .35%    On excess
-----------------------------------------------------------------
    Lazard is a division of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $65 billion in assets under management as of March 31, 2002.


LORD, ABBETT & CO. LLC
    Pursuant to a subadvisory agreement between PVA and Lord, Abbett & Co. LLC ("Lord Abbett"), Lord Abbett is the subadvisor and furnishes portfolio management services to the Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series. For the services provided, PIC pays a monthly fee to Lord Abbett based on an annual percentage of the combined average daily net assets of both of the series as follows:


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .35%    On first $250 million
Phoenix-Lord Abbett             ---------------------------------
Bond-Debenture                      .30%    On next $750 million
                                ---------------------------------
                                    .25%    On excess
-----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .35%    On first $600 million
Phoenix-Lord Abbett             ---------------------------------
Large-Cap Value                     .30%    On next $600 million
                                ---------------------------------
                                    .25%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .45%    On first $200
                                            million*
Phoenix-Lord Abbett Mid-Cap     ---------------------------------
Value                               .40%    On next $300 million
                                ---------------------------------
                                   .375%    On excess
-----------------------------------------------------------------

    * The subadvisor has voluntarily agreed to waive .05% of the subadvisory fee on the first $200 million for the first 18 months.


    Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes with approximately $46 billion in more than 40 mutual fund portfolios and other advisory accounts, as of March 31, 2002. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302.

MFS INVESTMENT MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .375%    On first $500 million
Phoenix-MFS Investors Growth    ---------------------------------
 Stock                             .35%     On next $400 million
Phoenix-MFS Investors Trust     ---------------------------------
Phoenix-MFS Value                  .325%    On next $600 million
                                ---------------------------------
                                   .25%     On excess
-----------------------------------------------------------------

    MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2000. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    Massachusetts Financial Services Company, Inc. is an indirect subsidiary of Sun Life Assurance Company of Canada.


MORGAN STANLEY INVESTMENT MANAGEMENT INC. (DBA, VAN KAMPEN)
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management Inc. ("MSIM"), MSIM is the subadvisor and does business in certain instances (including in its role as subadvisor to the series) using the name "Van Kampen." Van Kampen furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Van Kampen Focus Equity Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                            RATE      BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .55%     On first $150 million
Phoenix-Van Kampen              ---------------------------------
Focus Equity                       .45%     On next $150 million
                                ---------------------------------
                                   .40%     On excess
-----------------------------------------------------------------

    Van Kampen conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. is the direct parent of Van Kampen. As of December 31, 2001, Van Kampen, together with its affiliated institutional and retail asset management entities, managed assets of approximately $415.9 billion. Van Kampen's address is 1221 Avenue of the Americas, New York, New York 10020.

PHOENIX INVESTMENT COUNSEL, INC.
    PAIA has engaged PIC as a subadvisor to the Phoenix-Aberdeen New Asia Series to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Aberdeen New Asia                            .30%
--------------------------------------------------------------

SENECA CAPITAL MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Phoenix-Seneca Mid-Cap Growth Series, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Phoenix-Seneca Strategic Theme Series, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series. For the services provided, PIC pays a monthly fee to Seneca based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                                                 RATE
----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          .40%
----------------------------------------------------------------


-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .100%   On first $201 million
                                ---------------------------------
                                    .375%   On next $799 million
Phoenix-Seneca Strategic Theme  ---------------------------------
                                    .350%   On next $1 billion
                                ---------------------------------
                                    .325%   On excess
-----------------------------------------------------------------

    PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2001, Seneca had approximately $13.6 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

STATE STREET RESEARCH & MANAGEMENT COMPANY

    Pursuant to a subadvisory agreement between PVA and State Street Research & Management Company ("State Street Research"), State Street Research is the subadvisor and furnishes portfolio management services to the Phoenix-State Street Research Small-Cap Growth Series. For the services provided, PIC pays a monthly fee to State Street Research based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------
SERIES                                             RATE
-----------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth     .45%
-----------------------------------------------------------

    State Street Research is a subsidiary of MetLife, Inc. and traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of March 31, 2002, State Street Research together with its affiliate, SSR Realty, managed $50.9 billion in assets, of which $32 billion represented institutional clients, $11.1 billion represented retail mutual funds and high net worth individuals, and $7.8 billion represented subadvisory relationships. State Street Research's offices are located at One Financial Center, Boston, MA 02111.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

------------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
        SUBADVISORS            2001         2000         1999
------------------------------------------------------------------
AIM Capital Management,          $2,918         N/A         N/A
  Inc.
------------------------------------------------------------------
Aberdeen Fund Managers,        $757,068  $1,069,776  $1,010,212
  Inc.
------------------------------------------------------------------
Alliance Capital               $354,162     $24,408         N/A
  Management, L.P.
------------------------------------------------------------------
Deutsche Asset Management,
  Inc.                         $187,781      $4,913         $78
------------------------------------------------------------------
Roger Engemann &
  Associates, Inc.           $1,028,104  $1,675,958   $1,362,941
------------------------------------------------------------------
Federated Investment
  Management Company            $44,478     $22,647        $650
------------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.             $263,608    $306,609    $261,940
------------------------------------------------------------------
Janus Capital Management,
  LLC                          $589,841    $315,667      $1,880
------------------------------------------------------------------
MFS Investment Management        $6,747         N/A         N/A
------------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.                 $38,392     $48,551     $39,394
------------------------------------------------------------------
Seneca Capital Management,
  LLC                          $397,634    $373,540     $44,468
------------------------------------------------------------------
Van Kampen                      $44,273     $34,047      $1,063
------------------------------------------------------------------

CUSTODIAN
--------------------------------------------------------------------------------
    Custodians under the terms of a custodian agreement hold the securities and cash of the series. The custodians are:


[diamond]   JP Morgan Chase Bank
            270 Park Avenue
            New York, NY 10017-2070

[diamond]   Brown Brothers Harriman & Co
            40 Water Street Boston, MA 02109

[diamond]   State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02110


    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
CHASE MANHATTAN BANK
------------------------------------------------------
Phoenix-Engemann Capital Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Strategic Theme
------------------------------------------------------

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Aberdeen New Asia
Phoenix-Lazard International Equity Select
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Federated U.S. Government Bond
Phoenix-Hollister Value Equity
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Oakhurst Growth and Income
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-State Street Research Small-Cap Growth
Phoenix-Van Kampen Focus Equity
------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund, audits the Fund's financial statements. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $600 per each $1,000,000. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent.

CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1999, 2000 and 2001 brokerage commissions paid by the series on portfolio transactions totaled $4,927,539, $4,757,882 and $3,939,249, respectively. None of the commissions in 1999 were paid to a broker who was an affiliated person of the series or an affiliated person of such a person or, to the knowledge of the series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Of the commissions paid in the year 2000, $486,020 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions Paid                        $132,078      $353,942
-----------------------------------------------------------------
Percent of aggregate commissions           2.78%         7.44%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount         2.28%         8.39%
of transactions involving
commissions effected through
affiliated brokers
-----------------------------------------------------------------


Of the commissions paid in the year 2001, $320,009 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $152,684      $167,401
-----------------------------------------------------------------
Percent of aggregate commissions           3.88%         4.25%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  1.60%         2.30%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Sanford Bernstein is an affiliate of Alliance. PXP Securities is an affiliate of PIC, PAIA, DPIM, Engemann, Seneca and PVA.

    Total brokerage commissions paid during the fiscal year ended December 31, 2001 included brokerage commissions of $366,499,570 on portfolio transactions aggregating $534,151 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
--------------------------------------------------------------------------------
PHOENIX-DEUTSCHE DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Deutsche Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED
CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT

SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2001 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.